UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 21, 2026

HYCROFT MINING HOLDING CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-38387	82-2657796
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 3030 Winnemucca, Nevada	89446
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (775) 304-0260

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	HYMC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Current Report on Form 8-K/A (this “Amendment”) is being filed by Hycroft Mining Holding Corporation (the “Company”) as an amendment to the Current Report on Form 8-K originally filed with the Securities and Exchange Commission on September 21, 2026 (the “Original 8-K”). This Amendment is filed solely to amend and restate the corporate presentation that was furnished as Exhibit 99.2 to the Original 8-K.

The sole purpose of this Amendment is to make certain corrections and clarifications to the corporate presentation. This Amendment does not reflect any events occurring after the filing of the Original 8-K and does not amend or update any other disclosures contained in the Original 8-K. Except as expressly set forth in this Amendment, the Original 8-K continues to speak as of its original filing date. This Amendment is being filed to comply with the Company’s continuing disclosure obligations and to ensure the accuracy of the public record.

Pursuant to the rules of the Securities and Exchange Commission, this Amendment is not an admission that the original filing was incomplete or inaccurate in any material respect.

Item 7.01. Regulation FD Disclosure.

News Release

On September 21, 2026, Hycroft Mining Holding Corporation (the “Company”) issued a press release announcing a technical update and a refreshed brand identity. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Corporate Presentation

On September 21, 2026, the Company made available an updated corporate presentation (the “Presentation”) for use in connection with investor meetings and on the Company’s website at www.hycroftmining.com. On September 23, 2026, the Company updated the Presentation, which was made available on its website. A copy of the updated Presentation is furnished herewith as Exhibit 99.2 and is incorporated by reference into this Item 7.01.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in (i) this Item 7.01, (ii) the news release and (iii) the updated Presentation is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release dated September 21, 2026 (incorporated by reference to Exhibit 99.1 to the Company’s Current Report on form 8-K filed with the SEC on September 21, 2026)
99.2	Corporate Presentation posted September 23, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 23, 2026	Hycroft Mining Holding Corporation

	By:	/s/ Rebecca A. Jennings
Rebecca A. Jennings
Executive Vice President and General Counsel